SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 9, 1997
                        (Date of Earliest Event Reported)



                           Commission File No. 1-12590




                            GABLES RESIDENTIAL TRUST
                             A MARYLAND CORPORATION
                  I.R.S. EMPLOYER IDENTIFICATION NO. 58-2077868
                              2859 PACES FERRY ROAD
                             ATLANTA, GEORGIA 30339
                            TELEPHONE: (770) 436-4600



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ITEM 5.    OTHER EVENTS

Apartment Community Acquisitions:
- --------------------------------

Gables Residential Trust (the "Company") is a self-administered and self-managed real estate investment trust ("REIT"). Substantially all of the Company's business is conducted through, and all of the Company's interests in property are held by or through, Gables Realty Limited Partnership (the "Operating
Partnership"), of which the Company is currently an 84.4% economic owner (excluding the Company's direct or indirect ownership of 100% of the Operating Partnership's Series A Preferred Units) and which the Company controls through Gables GP, Inc., a wholly-owned subsidiary of the Company and the sole general partner of the Operating Partnership. The term "Company" as used herein means Gables Residential Trust and its subsidiaries on a consolidated basis (including the Operating Partnership and its subsidiaries).

On May 28, 1997, the Company acquired Wood Mill Apartments, a multifamily apartment community located in Atlanta, Georgia, comprised of 438 apartment homes, from The Prudential Insurance Company of America for an aggregate purchase price of $29.1 million. On September 4, 1997, the Company acquired Jefferson Forest Apartments, a multifamily apartment community located in Houston, Texas, comprised of 404 apartment homes, from Jefferson Forest, L.P. for an aggregate purchase price of $22.6 million. The acquisition costs of Wood Mill Apartments and Jefferson Forest Apartments (collectively, the "Properties") were financed through borrowings under the Company's $175 million unsecured revolving credit facility with Wachovia Bank of Georgia, N.A., as agent bank, and four other participant banks.

The contracts related to the acquisition of the Properties were negotiated at arms length between the Company and representatives of the respective sellers. In assessing the Properties acquired, the Company's management considered the existing leases, which are the primary source of revenue, the occupancy rates, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated operating expenses, maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in Item 7. to be misleading.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

(a) Financial Statements of the Properties Acquired Pursuant to Rule 3-14 of Regulation S-X

     The financial statements relating to the acquisition of Wood Mill Apartments are attached hereto as Exhibit 99.1 and incorporated herein by this reference. The financial statements of Jefferson Forest Apartments are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

(b)  Pro Forma Financial Information

     The unaudited pro forma financial information relating to the acquisition of the Properties is attached hereto as Exhibit 99.3 and incorporated herein by this reference.

(c)   Exhibits

Exhibit
  No.     Description
- -------------------------------------------------------------------------------
99.1 Statements of Excess of Revenues Over Specific Operating Expenses of Wood Mill Apartments.
99.2 Statements of Excess of Revenues Over Specific Operating Expenses of Jefferson Forest Apartments.
99.3 Pro  Forma  Financial   Information  Related  to  the  Acquisition  of  the
     Properties.
23.1 Consent of Independent Public Accountants.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GABLES RESIDENTIAL TRUST


Date:  September 9, 1997              By:  /s/ Marvin R. Banks, Jr.
                                          ---------------------------------
                                           Marvin R. Banks, Jr.
                                           Senior Vice President and Chief
                                           Financial Officer




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                                Index to Exhibits

Exhibit
  No.     Description
- ----------------------------------------------------------------------------

99.1 Statements of Excess of Revenues Over Specific Operating Expenses of Wood Mill Apartments.

99.2 Statements of Excess of Revenues Over Specific Operating Expenses of Jefferson Forest Apartments.

99.3 Pro  Forma  Financial   Information  Related  to  the  Acquisition  of  the
     Properties.

23.1 Consent of Independent Public Accountants.